                              Van Kampen Bond Fund
                          Item 77(O) 10F-3 Transactions
                         January 1, 2008 - June 30, 2008

                                                                     Amount of      % of
                                         Offering      Total          Shares      Offering     % of Funds
   Security      Purchase/     Size of   Price of    Amount of       Purchased    Purchased       Total                   Purchased
   Purchased     Trade Date   Offering    Shares      Offering        By Fund      By Fund       Assets       Brokers       From
---------------- ----------- ---------- ---------- --------------- ------------ -------------- ------------ ------------- ----------
 United Health    02/04/08        -       $99.909  $1,100,000,000   $1,260,000     0.114%         0.58%     Banc of        Citigroup
  Group Inc.                                                                                                America
   6.00% due                                                                                                Securities
   2/15/2018                                                                                                LLC, Citi,
                                                                                                            JPMorgan,
                                                                                                            Deutsche
                                                                                                            Bank
                                                                                                            Securities,
                                                                                                            Morgan
                                                                                                            Stanley,
                                                                                                            Bear,
                                                                                                            Stearns &
                                                                                                            Co. Inc.,
                                                                                                            Goldman,
                                                                                                            Sachs &
                                                                                                            Co., Lehman
                                                                                                            Brothers,
                                                                                                            Loop
                                                                                                            Capital
                                                                                                            Markets,
                                                                                                            LLC,
                                                                                                            Merrill
                                                                                                            Lynch & Co.
                                                                                                            and The
                                                                                                            Williams
                                                                                                            Capital
                                                                                                            Group, L.P.

 United Health    02/04/08        -       $98.475  $1,100,000,000    $740,000      0.0673%        0.33%     Banc of        Citigroup
  Group Inc.                                                                                                America
  6.875% due                                                                                                Securities
   2/15/2038                                                                                                LLC, Citi,
                                                                                                            JPMorgan,
                                                                                                            Deutsche
                                                                                                            Bank
                                                                                                            Securities,
                                                                                                            Morgan
                                                                                                            Stanley,

                                                                                                            Bear,
                                                                                                            Stearns &
                                                                                                            Co. Inc.,
                                                                                                            Goldman,
                                                                                                            Sachs &
                                                                                                            Co., Lehman
                                                                                                            Brothers,
                                                                                                            Loop
                                                                                                            Capital
                                                                                                            Markets,
                                                                                                            LLC,
                                                                                                            Merrill
                                                                                                            Lynch & Co.
                                                                                                            and The
                                                                                                            Williams
                                                                                                            Capital
                                                                                                            Group, L.P.

  Biogen IDEC     02/28/08        -       $99.184   $550,000,000    $1,520,000     0.276%         0.72%     Goldman,       Merrill
  Inc. 6.875%                                                                                               Sachs &         Lynch
 due 3/1/2018                                                                                               Co.,
                                                                                                            Merrill
                                                                                                            Lynch &
                                                                                                            Co., Banc
                                                                                                            of America
                                                                                                            Securities
                                                                                                            LLC, Morgan
                                                                                                            Stanley,
                                                                                                            Citi,
                                                                                                            JPMorgan,
                                                                                                            Lehman
                                                                                                            Brothers and
                                                                                                            UBS
                                                                                                            Investment
                                                                                                            Bank

 Oracle Corp.     04/02/08        -       $99.953  $2,500,000,000    $107,000      0.043%         0.50%     Citi,         Citigroup
   5.75% due                                                                                                Credit
   4/15/2018                                                                                                Suisse,
                                                                                                            Morgan
                                                                                                            Stanley,
                                                                                                            Mitsubishi
                                                                                                            UFJ
                                                                                                            Securities,
                                                                                                            BNP
                                                                                                            PARIBAS,
                                                                                                            Mizuho
                                                                                                            Securities
                                                                                                            USA Inc.,
                                                                                                            Banc of
                                                                                                            America
                                                                                                            Securities
                                                                                                            LLC,
                                                                                                            Wachovia
                                                                                                            Securities,

                                                                                                            BMO Capital
                                                                                                            Markets,
                                                                                                            RBC Capital
                                                                                                            Markets,
                                                                                                            Wells Fargo
                                                                                                            Securities,
                                                                                                            BNY Capital
                                                                                                            Markets,
                                                                                                            Inc.,
                                                                                                            Merrill
                                                                                                            Lynch &
                                                                                                            Co.,
                                                                                                            SOCIETE
                                                                                                            GENERALE,
                                                                                                            Lehman
                                                                                                            Brothers
                                                                                                            and UCI
                                                                                                            Capital
                                                                                                            Markets

   Dell Inc.      04/14/08        -       $99.736   $500,000,000     $715,000       0.14%        33.00%     Barclays       JP Morgan
   5.65% due                                                                                                Capital,      Securities
   6/15/2018                                                                                                Goldman
                                                                                                            Sachs &
                                                                                                            Co., JP
                                                                                                            Morgan
                                                                                                            Securities,
                                                                                                            Banc of
                                                                                                            America
                                                                                                            Securities
                                                                                                            LLC,
                                                                                                            Citigroup
                                                                                                            Global
                                                                                                            Markets
                                                                                                            Inc.,
                                                                                                            Deutsche
                                                                                                            Bank
                                                                                                            Securities
                                                                                                            Inc., HSBC
                                                                                                            Securities,
                                                                                                            Mizuho
                                                                                                            Securities
                                                                                                            USA Inc.,
                                                                                                            Morgan
                                                                                                            Stanley and
                                                                                                            UBS
                                                                                                            Securities



  XTO Energy      04/15/08        -       $99.539   $800,000,000     $525,000       0.07%         0.24%     Lehman          Lehman
  Inc. 5.500%                                                                                               Brothers,      Brothers
 due 6/15/2018                                                                                              Citi,
                                                                                                            Merrill
                                                                                                            Lynch &
                                                                                                            Co., Banc
                                                                                                            of America
                                                                                                            Securities
                                                                                                            LLC,
                                                                                                            Barclays
                                                                                                            Captial,
                                                                                                            BNP
                                                                                                            PARIBAS,
                                                                                                            Credit
                                                                                                            Suisse,
                                                                                                            Deutshce
                                                                                                            Bank
                                                                                                            Securities,
                                                                                                            Goldman,
                                                                                                            Sachs &
                                                                                                            Co.,
                                                                                                            Jefferies &
                                                                                                            Company,
                                                                                                            JPMorgan,
                                                                                                            Morgan
                                                                                                            Stanley,
                                                                                                            RBS
                                                                                                            Greenwich
                                                                                                            Capital,
                                                                                                            SunTrust
                                                                                                            Robinson
                                                                                                            Humphrey,
                                                                                                            UBS
                                                                                                            Investment
                                                                                                            Bank,
                                                                                                            Wachovia
                                                                                                            Securities,
                                                                                                            BBVA
                                                                                                            Securities,
                                                                                                            BMO Capital
                                                                                                            Markets,
                                                                                                            BNY Capital
                                                                                                            Markets,
                                                                                                            Inc.,
                                                                                                            Comerica
                                                                                                            Securitie,
                                                                                                            Fortis
                                                                                                            Securities
                                                                                                            LLC, Lazard
                                                                                                            Capital
                                                                                                            Markets,
                                                                                                            Natixis



                                                                                                            Bleichroeder
                                                                                                            Inc., Piper
                                                                                                            Jaffray and
                                                                                                            Wells
                                                                                                            Fargoo
                                                                                                            Securities

    General       04/16/08        -       $99.733  $4,000,000,000   $4,595,000      0.11%         2.14%     Banc of          Lehman
   Electric                                                                                                 America         Brothers
 Capital Corp.                                                                                              Securities
  Note 5.625%                                                                                               LLC,
 due 5/1/2018                                                                                               Goldman,
                                                                                                            Sachs &
                                                                                                            Co., Lehman
                                                                                                            Brothers
                                                                                                            Inc.,
                                                                                                            Morgan
                                                                                                            Stanley &
                                                                                                            Co.
                                                                                                            Incorported,
                                                                                                            Castle Oak
                                                                                                            Securities,
                                                                                                            L.P.,
                                                                                                            Blaylock
                                                                                                            Robert Van,
                                                                                                            LLC, Samuel
                                                                                                            A. Ramirez
                                                                                                            & Co.,
                                                                                                            Inc.,
                                                                                                            Utendahl
                                                                                                            Capital
                                                                                                            Group, LLC
                                                                                                            and The
                                                                                                            Williams
                                                                                                            Capital
                                                                                                            Group, L.P.

  Dr. Pepper      04/25/08        -       $99.985  $1,200,000,000    $635,000      0.053%         0.30%     Banc of        JP Morgan
 Snapple Group                                                                                              America       Securities
   Inc. Note                                                                                                Securities
  6.820% due                                                                                                LLC,
   5/1/2018                                                                                                 Goldman
                                                                                                            Sachs &
                                                                                                            Co.,
                                                                                                            JPMorgan
                                                                                                            Securities,
                                                                                                            Morgan
                                                                                                            Stanley,


                                                                                                            UBS
                                                                                                            Securities
                                                                                                            LLC, BNP
                                                                                                            PARIBAS,
                                                                                                            Mitsubishi
                                                                                                            UFJ
                                                                                                            Securities
                                                                                                            Internet,
                                                                                                            Scotia
                                                                                                            Capital
                                                                                                            Inc.,
                                                                                                            SunTrust
                                                                                                            Robinson
                                                                                                            Humphrey,
                                                                                                            TD
                                                                                                            Securities
                                                                                                            and
                                                                                                            Wachovia
                                                                                                            Securities
                                                                                                            Inc.

   Newfield       05/05/08        -       $100.00   $600,000,000     $175,000      0.029%         0.08%     JPMorgan,      JP Morgan
  Exploration                                                                                               Morgan        Securities
   Co. Note                                                                                                 Stanley,
  7.125% fue                                                                                                BMO Capital
   5/15/2018                                                                                                Markets,
                                                                                                            CALYON, RBS
                                                                                                            Greenwich
                                                                                                            Capital,
                                                                                                            Wells Fargo
                                                                                                            Securities,
                                                                                                            Banc of
                                                                                                            America
                                                                                                            Securities
                                                                                                            LLC, DnB
                                                                                                            NOR
                                                                                                            Markets,
                                                                                                            BBVA
                                                                                                            Securities,
                                                                                                            Fortis
                                                                                                            Securities
                                                                                                            LLC, Mizuho
                                                                                                            Securities
                                                                                                            USA Inc.
                                                                                                            and Wed
                                                                                                            Bush Morgan
                                                                                                            Securities



Harley-Davidson   05/15/08        -       $99.805  $1,000,000,000    $745,000      0.075%         0.35%     Citigroup      Citigroup
 Funding Corp.                                                                                              Global
  Note 6.800%                                                                                               Markets
 due 6/15/2018                                                                                              Inc.,
                                                                                                            Greenwich
                                                                                                            Capital
                                                                                                            Markets
                                                                                                            Inc., JP
                                                                                                            Morgan, BNP
                                                                                                            Paribas
                                                                                                            Securities
                                                                                                            Corp.,
                                                                                                            Deutsche
                                                                                                            Bank
                                                                                                            Securities
                                                                                                            Inc.,
                                                                                                            Morgan
                                                                                                            Stanley &
                                                                                                            Co., Inc.
                                                                                                            and
                                                                                                            Wachovia
                                                                                                            Capital
                                                                                                            Markets

 HBOS PLC Note    05/15/08        -       $99.584  $2,000,000,000   $1,080,000     0.054%         0.51%     Goldman,       Goldman
   6.75% due                                                                                                Sachs &          Sachs
   5/21/2018                                                                                                Co., Lehman
                                                                                                            Brothers
                                                                                                            and Morgan
                                                                                                            Stanley

   Starwood       05/16/08        -       $100.00   $400,000,000     $550,000      0.1383%        0.26%     Banc of        Banc of
Hotels Resorts                                                                                              America        America
  World Note                                                                                                Securities
   6.75% due                                                                                                LLC,
   5/15/2018                                                                                                JPMorgan,
                                                                                                            Merrill
                                                                                                            Lynch &
                                                                                                            Co., Morgan
                                                                                                            Stanley,
                                                                                                            Citi,
                                                                                                            Deutsche
                                                                                                            Bank
                                                                                                            Securities,
                                                                                                            RBS
                                                                                                            Greenwich
                                                                                                            Capital,
                                                                                                            Scotia
                                                                                                            Capital,
                                                                                                            BBVA
                                                                                                            Securities,
                                                                                                            CALYON,
                                                                                                            Lazard


                                                                                                            Capital
                                                                                                            Markets and
                                                                                                            Mizuho
                                                                                                            Securities
                                                                                                            USA Inc.

  Time Warner     06/16/08        -       $99.917  $2,000,000,000    $940,000      0.047%         0.45%     Banc of       Banc of
  Cable Inc.                                                                                                America       America
  Note 6.750%                                                                                               Securities
 due 7/1/2018                                                                                               LLC, BNP
                                                                                                            PARIBAS,
                                                                                                            Morgan
                                                                                                            Stanley,
                                                                                                            RBS
                                                                                                            Greenwich
                                                                                                            Capital,
                                                                                                            Wachovia
                                                                                                            Securities,
                                                                                                            Barclays
                                                                                                            Capital,
                                                                                                            Citi, Daiwa
                                                                                                            Securities
                                                                                                            America
                                                                                                            Inc.,
                                                                                                            Deutsche
                                                                                                            Bank
                                                                                                            Securities,
                                                                                                            Fortis
                                                                                                            Securities
                                                                                                            LLC,
                                                                                                            Goldman,
                                                                                                            Sachs &
                                                                                                            Co., Lehman
                                                                                                            Brothers,
                                                                                                            Mitsubishi
                                                                                                            UFJ
                                                                                                            Securities,
                                                                                                            Mizuho
                                                                                                            Securities
                                                                                                            USA Inc.
                                                                                                            and UBS
                                                                                                            Investment
                                                                                                            Bank




    Thomson       06/17/08        -       $99.084  $1,000,000,000     $95,000      0.023%         0.11%     Barclays      Barclays
 Reuters Corp.                                                                                              Capital,    Capital Inc.
  6.500% due                                                                                                JPMorgan,
   7/15/2018                                                                                                Morgan
                                                                                                            Stanley,
                                                                                                            RBS
                                                                                                            Greenwich
                                                                                                            Capital,
                                                                                                            Merrill
                                                                                                            Lynch &
                                                                                                            Co., Banc
                                                                                                            of America
                                                                                                            Securities
                                                                                                            LLC, Lehman
                                                                                                            Brothers,
                                                                                                            RBC Capital
                                                                                                            Markets,
                                                                                                            BMO Capital
                                                                                                            Markets,
                                                                                                            Citi,
                                                                                                            Deutsche
                                                                                                            Bank
                                                                                                            Securities,
                                                                                                            Goldman,
                                                                                                            Sachs &
                                                                                                            Co., HSBC,
                                                                                                            Standard
                                                                                                            Chartered
                                                                                                            Bank, TD
                                                                                                            Securities,
                                                                                                            UBS
                                                                                                            Investment
                                                                                                            Bank and
                                                                                                            Wachovia
                                                                                                            Securities

   Rio Tinto      06/24/08        -       $99.131  $1,750,000,000    $705,000       0.40%         0.33%     Deutsche       JP Morgan
  Finance USA                                                                                               Bank          Securities
   LTD Note                                                                                                 Securities,
  6.500% due                                                                                                JPMorgan,
   7/15/2018                                                                                                Morgan
                                                                                                            Stanley,
                                                                                                            Credit
                                                                                                            Suisse, RBS
                                                                                                            Greenwich
                                                                                                            Capital,
                                                                                                            SOCIETE
                                                                                                            GENERALE,


                                                                                                            ANZ
                                                                                                            Securities,
                                                                                                            Banco
                                                                                                            Bilbao
                                                                                                            Vizcaya
                                                                                                            Argentaria,
                                                                                                            S.A.,
                                                                                                            CALYON,
                                                                                                            Daiwa
                                                                                                            Securities
                                                                                                            America
                                                                                                            Inc.,
                                                                                                            Mitsubishi
                                                                                                            UFJ
                                                                                                            Securities
                                                                                                            International
                                                                                                            plc and
                                                                                                            Mizuho
                                                                                                            International
                                                                                                            plc

